AGREEMENT AND PLAN OF COMPLETE LIQUIDATION OF
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                      INTO
                    SECURITY NATIONAL LIFE INSURANCE COMPANY


     THIS AGREEMENT AND PLAN OF COMPLETE LIQUIDATION (this "Agreement") is made and entered into effective the 12th day of December, 2005, by and between SOUTHERN SECURITY LIFE INSURANCE COMPANY, a Florida corporation (hereinafter sometimes referred to as "SSLIC"), and SECURITY NATIONAL LIFE INSURANCE COMPANY, a Utah corporation (hereinafter sometimes referred to as "SNLIC").

                                   WITNESSETH:

     WHEREAS, pursuant to a transaction dated February 4, 2005, and effective January 1, 2005, SSLIC became a wholly owned subsidiary of SNLIC. Prior to such transaction SNLIC owned 77% of the issued and outstanding shares of stock of SSLIC; and

     WHEREAS, both corporations are involved in the same line of business, and it has been determined by the Boards of Directors of both SSLIC and SNLIC that it will be more efficient and profitable to have SSLIC liquidated into SNLIC; and

     WHEREAS, the Boards of Directors of both SSLIC and SNLIC do for said reasons and for the general welfare of said corporations and their stockholders, deem it advisable that SSLIC be liquidated into SNLIC; and

     WHEREAS, this Agreement has been approved and authorized by resolutions adopted by the sole shareholder of SSLIC and the directors of each corporation;

     NOW, THEREFORE, in consideration of the premises and for the purposes of setting forth and prescribing the terms and conditions of such complete liquidation and the manner of carrying the same into effect, the parties hereto do hereby adopt the following plan of complete liquidation and agree as follows:

                                   Section 1.

     It is intended that SSLIC be liquidated into SNLIC in essentially the same manner as the liquidation described in Private Letter Ruling 9847027 in order to achieve the same tax treatment and consequences under ss.332 of the Internal Revenue Code of 1986 and other applicable provisions described in said Letter Ruling.

                                   Section 2.

     The liquidation of SSLIC and transfer of its business to SNLIC shall be accomplished as follows:

     (1) Prior to December 31, 2005, but after the date of adoption of this Agreement, SNLIC and SSLIC shall enter into a coinsurance agreement under which SNLIC will become primarily liable for the liabilities of SSLIC on insurance contracts and annuities issued by SSLIC to its policyholders. SSLIC will transfer to SNLIC assets with a fair market value equal to the assumed liabilities. The coinsurance agreement will provide that SSLIC shall have no right to recapture the insurance business transferred to SNLIC.

     (2) Simultaneously with the transfer made pursuant to the proposed coinsurance agreement, all of the other assets of SSLIC not transferred in such proposed coinsurance agreement, as they exist at that time (except for SSLIC's corporate charter, insurance licenses, and the minimum capital, if any, including cash and investments necessary to preserve its corporate existence ("Retained Assets")), shall be distributed by SSLIC to SNLIC, and SNLIC shall assume all of the liabilities of every kind and description of SSLIC existing at that time. SNLIC has no plan or intention to dispose of such assets. The fair market value of SSLIC's assets will exceed its liabilities (including any amount owed to SNLIC) immediately prior to the First Liquidating Distribution. After this distribution, SNLIC will continue to own 100 percent of the stock of SSLIC, and SSLIC will be a corporate shell holding only the Retained Assets.

     (3) The simultaneous distributions described in paragraphs (1) and (2) shall constitute the "First Liquidating Distribution." Within twelve months of the First Liquidating Distribution, SNLIC will either (a) sell the SSLIC stock to an unrelated party or (b) distribute the remaining assets to SNLIC in complete liquidation of SSLIC.

     (4) Both SNLIC and SSLIC will file the statement  described in Treas.  Reg.
ss.381(b)-1(b)(3), and SNLIC will file the statement described in Treas. Reg. ss.332-6(b).

     (5) In implementing this Agreement and plan of liquidation, SNLIC and SSLIC shall each be responsible to comply with all regulatory requirements applicable to it.

                                   Section 3.

     SSLIC will make all deeds, conveyances, assignments, bills of sale or assurances as are necessary or desirable to vest in SNLIC the title to any property or rights of SSLIC (other than the Retained Assets) or to evidence such vesting, and will do all things as may be necessary, proper or appropriate to accomplish same. It is agreed and intended by the parties that all such deeds, conveyances, assignments, bills of sale and assurances will be executed and delivered as part of the First Liquidating Distribution.

                                   Section 4.

     This Agreement shall be signed on behalf of each party hereto by its President. Each party to this Agreement agrees to comply with laws applicable to it in connection with this Agreement.

                                   Section 5.

     WITNESS, the signatures and seals of said parties the day and year first herein above written, each hereunto set by its President, pursuant to resolution of its Board of Directors.

SOUTHERN SECURITY LIFE INSURANCE COMPANY

ATTEST:

By /s/ Scott M. Quist
   ------------------
Scott M. Quist,
President and
Chief Operating Officer

 /s/ G. Robert Quist
     ---------------
G. Robert Quist, First Vice
     President and Secretary


SECURITY NATIONAL LIFE INSURANCE COMPANY

ATTEST:

By /s/ Scott M. Quist
   ------------------
Scott M. Quist,
President and
Chief Operating Officer


 /s/ G. Robert Quist
--------------------
G. Robert Quist, First Vice
   President and Secretary

              RESOLUTIONS TO BE ADOPTED BY THE BOARDS OF DIRECTORS
                                       OF
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                       AND
                    SECURITY NATIONAL LIFE INSURANCE COMPANY

                                December 12, 2005

     RESOLVED: That the Corporation enter into that certain "Agreement and Plan of Complete Liquidation of Southern Security Life Insurance Company, a Florida Corporation, into Security National Life Insurance Company, a Utah corporation," dated the 12th day of December, 2005, a copy of which is attached hereto and made a part hereof, and that the said Agreement and Plan of Complete Liquidation is hereby adopted, confirmed, ratified and approved.

     RESOLVED FURTHER: The President of the Corporation is hereby authorized to execute and deliver the said Agreement and Plan of Complete Liquidation and to take any further actions and execute any additional documents that may be necessary or desirable to place in effect and carry out the intent of the foregoing resolution.

                                 WRITTEN CONSENT
                           OF THE SOLE SHAREHOLDER OF
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                December 12, 2005

     The undersigned, being the sole Shareholder of Southern Security Life Insurance Company, a Florida business corporation (the "Corporation"), acting pursuant to the provisions of Sections 607.0704 of the Florida Statutes, as amended, and waiving any and all notice to which it might otherwise be entitled, does hereby consent to, approve of and take the actions discussed herein.

     The following resolution having been recommended and adopted by the Board of Directors of the Corporation, the undersigned sole shareholder of the Corporation hereby also adopts the same:

     RESOLVED: That the Corporation enter into that certain "Agreement and Plan of Complete Liquidation of Southern Security Life Insurance Company, a Florida corporation, into Security National Life Insurance Company, a Utah corporation," dated the 12th day of December, 2005, a copy of which is attached hereto and made a part hereof, and that the said Agreement and Plan of Complete Liquidation is hereby adopted, confirmed, ratified and approved.

     It is expressly understood by the undersigned sole Shareholder that this Written Consent of the Sole Shareholder constitutes and has the same legal effect as the vote of the Shareholders of the Corporation at duly called, convened and held meetings of the Shareholders of the Corporation, and it shall be filed with the minutes of the proceedings of shareholders.

     IN WITNESS WHEREOF, the sole Shareholder of Southern Security Life Insurance Company has signed this Written Consent as of the day and year first above written.

SOUTHERN SECURITY LIFE INSURANCE COMPANY

ATTEST:

By /s/ Scott M. Quist
   ------------------
Scott M. Quist,
President and
Chief Operating Officer


 /s/ G. Robert Quist
--------------------
G. Robert Quist, First Vice
     President and Secretary